                                                                  EXHIBIT 10(ag)

                                WYLE ELECTRONICS

                        RESTRICTED STOCK AWARD AGREEMENT
          (RELATING TO DEFERRAL OF 1996 INCENTIVE COMPENSATION AWARD)


          THIS RESTRICTED STOCK AWARD AGREEMENT ("AGREEMENT") is dated as of the ____ day of _______, 199_, between WYLE ELECTRONICS, a California corporation (the "Corporation"), and _________________________ (the "Employee").

                              W I T N E S S E T H

          WHEREAS, the Corporation has adopted and the shareholders of the Corporation have approved the Wyle Electronics 1995 Stock Incentive Plan (the "Plan");

          WHEREAS, the Executive Compensation Committee of the Board has approved the Wyle Electronics 1996 Incentive Compensation Award Program ("1996 Incentive Program") to provide for the payment of cash incentive awards to executive officers and vice presidents in accordance with the terms of the 1996 Incentive Program;

          WHEREAS, Employee has elected to defer a portion of any award otherwise payable to Employee under the 1996 Program in the form of the Corporation's Common Stock issued under the Plan subject to certain restrictions;

          WHEREAS, pursuant to the Employee's election and Article IV of the Plan, the Committee has granted to the Employee a restricted stock award upon the terms and conditions evidenced hereby, as required by the Plan;

          NOW, THEREFORE, in consideration of the services rendered and to be rendered by the Employee, the Corporation and the Employee agree to the terms and conditions set forth herein (including the terms and conditions incorporated by reference from the Plan).

          1. Defined Terms.  Capitalized terms not otherwise defined herein
             -------------
shall have the meaning assigned to such terms in the Plan.

          2. Election and Determination of Number of Shares of Restricted Stock.
             ------------------------------------------------------------------
Employee has elected to defer a portion of his 1996 Incentive Program award in the form of restricted shares of the Corporation's Common Stock as set forth in the Election Form attached hereto as Exhibit A, the terms of which are hereby

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incorporated by reference and made a part of this Agreement. The portion of
Employee's 1996 Incentive Program award which Employee has elected to defer in restricted shares of the Corporation's Common Stock shall be increased by a 25% premium. Such sum shall then be converted into whole shares of Restricted Stock based upon the closing price of the Corporation's Common Stock on the last trading day of the performance period under the 1996 Incentive Program ending December 31, 1996. Amounts which would otherwise result in fractional shares will be paid in cash on the regular payment date for awards under the 1996 Incentive Program.

          3. Award and Purchase of Restricted Stock.The Corporation hereby
             --------------------------------------
 awards to the Employee, effective as of ___________, 19__
(the "Award Date"), the right to purchase from the Corporation and the Employee hereby agrees to purchase __________ shares of Common Stock of the Corporation, determined pursuant to Section 2 above. The purchase price for the shares of Common Stock being purchased shall be $1.00 per share.

          4. Consideration to Corporation.  As partial consideration for
             ----------------------------
the issuance of Restricted Stock by the Corporation, Employee agrees to render faithful and efficient services to the Corporation or a Subsidiary with such duties and responsibilities as the Corporation shall from time to time prescribe. Nothing in this Agreement or in the Plan shall confer upon Employee any right to continue in the employ of the Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Corporation and its Subsidiaries, which are hereby expressly reserved, to terminate employment of Employee at any time for any reason, with or without cause.

          5. Restrictions on Transfer.  The shares of Common Stock awarded to
             ------------------------
the Employee pursuant to Section 3 hereof and any additional shares attributable thereto received by the Employee as a result of any stock dividend, recapitalization, merger, reorganization or similar event described in Section
6.2 of the Plan (collectively, the "Restricted Stock") shall be subject to the restrictions set forth herein and may not be sold, assigned, transferred, pledged or otherwise disposed of, or encumbered, during the applicable Restricted Period (as defined below), except as permitted hereby. The Restricted Period shall commence as the Award Date and shall terminate as follows:

               (a) With respect to the number of shares of Restricted Stock attributable to the Employee's 1996 Incentive Program award as described in
     Section 3, exclusive of the number of shares attributable to the 25% premium described in Section 2, (i.e., _______ shares), as follows:
                                      ----

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
       Date Shares Become                  Percentage of Shares
     Free From Restrictions              Free From Restrictions
     ----------------------              ----------------------
     [Insert first anniversary                      33-1/3%
     of Award Date]

     [Insert second anniversary                     33-1/3%
     of Award Date]

     [Insert third anniversary                      33-1/3%
     of Award Date]

               (b) With respect to the number of shares of Restricted Stock attributable to the 25% premium described in Section 2 (i.e., _________
                                                             ----
     shares), as follows:

       Date Shares Become                  Percentage of Shares
     Free From Restrictions              Free From Restrictions
     ----------------------              ----------------------
     [insert third anniversary                      100%
     of Award Date]

          6. Termination of Employment. If the Employee ceases to be employed
             -------------------------
by the Corporation other than by reason of death, Total Disability, Retirement (as defined below) or on account of a discharge by the Company without Just Cause (as defined below), all shares of Restricted Stock which are then subject to any restrictions set forth above, shall upon such termination of employment be forfeited and returned to the Corporation. If the employment of the Employee terminates by reason of death, Total Disability or Retirement (as defined below), or if the Employee is discharged by the Company without Just Cause (as defined below) all shares of Restricted Stock which are then subject to any restrictions set forth above shall automatically be made free from such restrictions. A leave of absence approved in writing by the Committee shall not be deemed a termination of employment for purposes of this section. For purposes of this Agreement, Employee will be considered to have terminated by reason of Retirement if the Employee retires under the provisions of any retirement plan of the Corporation then in effect and immediately commences to receive benefits thereunder.

          In addition, for purposes of this Agreement, "Just Cause" shall mean prior to a Change in Control Event that the Corporation, acting in good faith based upon the information then known to the Corporation, determines that Employee has: (i) committed a material breach of his duties and responsibilities to the Corporation (other than as a result of incapacity due to the Employee's disability); or (ii) been convicted of a crime involving moral turpitude; or (iii) refused to perform his required duties and responsibilities or performed them incompetently; or (iv) violated any fiduciary duty owed to the

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Corporation; or (v) taken actions which are injurious to the Corporation and which involve moral turpitude or actual malice towards the Corporation. For a discharge which occurs coincident with or after a Change in Control Event, "Just Cause" means (x) Employee's conviction of a crime involving moral turpitude; or
(y) actions of Employee which are injurious to the Corporation and involve moral turpitude or actual malice toward the Corporation.

          7. Stock Certificate. A stock certificate issued in respect of the
             -----------------
shares of Restricted Stock issued pursuant to this Agreement shall be registered in the name of the Employee and shall be deposited by the Employee with the Corporation together with a stock power endorsed in blank. The Corporation shall provide the Employee with a receipt for such stock certificate acknowledging that the Corporation is holding such certificate pursuant to the terms of this Agreement.

          All stock certificates for shares of Restricted Stock during the Restricted Period shall bear the following legend:

     "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions contained in an Agreement entered into between the registered owner and Wyle Electronics. A copy of such Agreement is on file in the office of the Secretary of Wyle Electronics, 15370 Barranca Parkway, Irvine, California 92718."

          With regard to any shares of Restricted Stock which cease to be subject to restrictions pursuant to Section 5, the Corporation shall, within 60 days of the date such shares cease to be subject to restrictions, transfer such shares free of all restrictions set forth in the Plan and this Agreement to the Employee or, in the event of such the Employee's death, to the Employee's legal representative, heir or legatee.

          8. Shareholder's Rights. Subject to the terms of this Agreement,
             --------------------
during the Restricted Period, the Employee shall have, with respect to the Restricted Stock, all rights of a shareholder of the Corporation, including the right to vote such shares and the right to receive all regular cash dividends paid with respect to the shares of Restricted Stock; provided, that the right to receive regular cash dividends shall terminate immediately with respect to any shares of Restricted Stock upon forfeiture of those shares pursuant to Section 6 of this Agreement.

          9. Regulatory Compliance. The issue and sale of shares of
             ---------------------
Restricted Stock shall be subject to full compliance with all then applicable requirements of law and the requirements

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of any stock exchange upon which the Common Stock of the Corporation may be listed.


          10. Withholding Tax. The Employee agrees that, in the event the
              ---------------
purchase of the Restricted Stock or the expiration of restrictions thereon results in the Employee's realization of income which for federal, state or local income tax purposes is, in the opinion of counsel for the Corporation, subject to withholding of tax at source by the Corporation, the Employee will pay to the Corporation an amount equal to such withholding tax (or the Corporation may withhold such amount from the Employee's salary or from dividends deposited with the Corporation with respect to the Restricted Stock).

          11. Investment Representation. The Employee represents and agrees
              -------------------------
that if the Employee purchases the Restricted Stock at a time when there is not in effect under the Securities Act of 1933 (the "Securities Act") a registration statement relating to the shares and there is not available for delivery a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act,
(i) the Employee will acquire the shares upon such purchase for the purpose of investment and not with a view to their resale or distribution, (ii) that upon such purchase, the Employee will furnish to the Corporation an investment letter in form and substance satisfactory to the Corporation, (iii) prior to selling or offering for sale any such shares, the Employee will furnish the Corporation with an opinion of counsel satisfactory to it to the effect that such sale may lawfully be made and will furnish it with such certificates as to factual matters as it may reasonably request, and (iv) that certificates representing such shares may be marked with an appropriate legend describing such conditions precedent to sale or transfer.

          12. Federal Income Tax Election. The Employee hereby acknowledges
              ---------------------------
receipt of advice that pursuant to current federal income tax laws, (i) the Employee has 30 days in which to elect to be taxed in the current taxable year on the difference between the amount paid, if any, for the Restricted Stock and the Fair Market Value thereof in accordance with the provisions of Internal Revenue Code Section 83(b) and, (ii) if no such election is made, the taxable event will occur when the shares of Restricted Stock cease to be subject to restriction, and the tax will be measured by the difference between the amount paid, if any, for the Restricted Stock and the Fair Market Value of the Restricted Stock on the date of the taxable event.

          13. Notices. Any notice to be given to the Corporation under the
              -------
terms of this Agreement shall be in writing and addressed to the Corporation at its principal office located at 15370 Barranca Parkway, Irvine, California 92718, Attention: Corporation Secretary, and any notice to be given to the Employee

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shall be addressed to him or her at the address given beneath the
Employee's signature hereto, or at such other address as either party may hereafter designate in writing to the other party.

          14. Amendment, Termination and Suspension. The amendment,
              -------------------------------------
termination and suspension of the Plan shall be governed by Section 6.6 of the Plan. The Committee with the consent of the Employee may make such modifications of the terms and conditions of the award under this Agreement as the Committee shall deem advisable, including, without limitation, those adjustments described in Section 6.6(d) of the Plan.

          15. General Terms. The award of Restricted Stock and this Agreement
              -------------
are subject to, and the Corporation and the Employee agree to be bound by, the provisions of the Plan that apply to the Restricted Stock, including but not limited to Articles I, IV, VI and VII. Such provisions are incorporated herein by this reference. The Employee acknowledges receiving a copy of the Plan and reading its applicable provisions. Provisions of the Plan that grant discretionary authority to the Committee shall not create any rights in the Employee, unless such rights are expressly set forth herein.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first written above.

                              WYLE ELECTRONICS



                              By: __________________________
                              Title: _______________________


                              EMPLOYEE



                              ______________________________
                                         (Signature)



                              ------------------------------
                                         (Print Name)


                              ______________________________
                                          (Address)


                              ______________________________

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                                    (City, State, Zip Code)


                              ______________________________
                                   (Social Security Number)

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                                   EXHIBIT A
                                   ---------

                             ELECTION FORM ATTACHED

                                      A-1
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                               CONSENT OF SPOUSE
                               -----------------


          In consideration of the execution of the foregoing Restricted Stock Award Agreement by the Corporation, I, _________________, the spouse of the Employee herein named, do hereby join with my spouse in executing the foregoing Restricted Stock Award Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

DATED:  _______________, 19__.      ____________________________
                                    Signature of Spouse

                                      A-2